Roadshow Presentation August 2014 Exhibit 99.1

GOGOAIR.COM   |   2
Safe Harbor Statement
This presentation contains “forward-looking statements” that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,”
“expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations.  For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2014 and “Special Note Regarding Forward-Looking
Statements” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 11, 2014.
Note to Certain Operating and Financial Data
In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP and are not intended to be, and should not be, considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with
GAAP. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.
DISCLAIMER

GOGOAIR.COM | 3 GOGO’S MISSION Advance aviation by connecting every aircraft with the most trusted communications services on and above our planet

GOGOAIR.COM   |   4
WHY INVEST IN GOGO
Gogo is a leading aero communications service provider
for the
global aviation industry.
Our scale position supports superior unit economics, operational excellence, and industry-leading R&D investments.
Gogo is a pure
play.
We are the only telecom company that focuses solely
on the unique requirements of connecting aircraft.
Our growth opportunity is large, well-defined and early stage.

GOGOAIR.COM   |   5
INDUSTRY LEADING SCALE
(1) Market position is as of 6/30/2014 and based on following:
CA-NA – based on publicly available information as of 6/30/14 for Panasonic, Thales / LiveTV, Global Eagle Entertainment, and ViaSat;
CA-ROW – based on backlog of awarded aircraft that may include aircraft that fly both North American and International routes and management estimates of Panasonic, Global Eagle, LiveTV and ViaSat backlog;
BA ATG – based on aircraft online and ViaSat Yonder aircraft online in North America;
BA Satellite – based on aircraft online with Iridium telecommunication systems and TrueNorth and ICG estimated aircraft online
Market Position
(1)
CA–NA
CA–ROW
BA ATG
Market Share
(1)
Gogo Installed
Aircraft
Total Awarded
Aircraft
BA Satellite
#1 73% 2,058
2,300+
332
2,415
#2
#1
#1
3%
95%
63%
19
2,415
5,224
5,224
GOGOAIR.COM   |   5

2,058
477
152
135
Gogo
Global Eagle
Panasonic
LiveTV

GOGOAIR.COM   |   6
LARGEST MARKET SHARE IN CA NORTH AMERICA
73% of connected aircraft
>4x the closest competitor
Aircraft Online as of June 30, 2014
(1)
1) Based on management estimates, trade publications and other public sources as of 6/30/2014. GOGOAIR.COM   |   6

GOGOAIR.COM   |   7
THE INTERNATIONAL MARKET IS LARGE & UNTAPPED
…AND GROWING AT 2X THE RATE OF THE NORTH AMERICAN MARKET
1. Based on Boeing Current Market Outlook 2013
2. Based on management estimates as of 6/30/2014
Total Aircraft
1
~4,000 ~13,000
Uncommitted
15% 81%
Committed to IFC
2
85% 19%
North America Rest of World
15% 81%
GOGOAIR.COM   |   7

DELTA
Alaska Airlines
American Airlines
US AIRWAYS
Virgin america
UNITED
AIR CANADA

Gulfstream
BOMBARDIER
BOMBARDIER LEARJET
Cessna
A Textron Company
DASSAULT FALCON
EMBRAER
Hawker Beechcraft

DELTA
AEROMEXICO.
scoot
SINGAPORE AIRLINES
JAL
JAPAN AIR LINES

NETJETS
FLEXJET
BY BOMBARDIER
flightOptions
citationair
by Cessna

gogo

GOGOAIR.COM   |   8
VALUABLE LONG-TERM PARTNERSHIPS
International
North America
Subsidiary of
Original Equipment Manufacturers
Fractional Jet Operators
COMMERCIAL AVIATION BUSINESS AVIATION
(1)
(1) Letter of Intent
(1)

GOGOAIR.COM   |   9
OUR VERSATILE, PROPRIETARY PLATFORM ENGAGES
EVERY PASSENGER, AIRCRAFT OWNER & OPERATOR
Gogo
Vision
Gogo
Signature
Services
Operations-Oriented
Communication
Services
Gogo Connectivity
& Gogo Biz
AIRCRAFT
OWNERS &
OPERATORS
PASSENGERS,
AIRLINES &
MEDIA
PARTNERS
PASSENGERS
Gogo
Text & Talk

GOGOAIR.COM   |   10
LARGE MARKET OF GLOBAL AIRCRAFT TO CONNECT
1) Includes 36,000 aircraft for CA in 2033 and 37,000 aircraft for BA in 2023.
Sources: Boeing Current Market Outlook 2013 – 2032, excludes: cargo aircraft JetNet iQ Report Q1 2014; General Aviation Manufacturers Association 2012 Statistical Databook; excludes rest of world turbo props.
17,000
27,000
44,000
+ =
Global
Commercial
Aircraft
Global
Business
Aircraft
Global
Aircraft
Today
Future
~73,000
(1)
Global
Aircraft

GOGOAIR.COM | 11 WHY WE WIN GOGOAIR.COM | 11 Specialize in aviation End-to-end service provider Superior technology and roadmap Deliver excellent reliability Flexible business model 1 2 3 4 5

GOGOAIR.COM   |   12
SPECIALIZED END-TO-END SERVICE PROVIDER
AIRCRAFT
OPERATIONS
REGULATORY
APPROVAL
NETWORK &
BANDWIDTH
MANAGEMENT
CUSTOMER CARE
& MARKETING
SUPPORT
NETWORK
ENGINEERING
& DESIGN
AIRCRAFT
CONNECTIVITY
SOLUTIONS
ENGINEERING
COMPLETE
BACK-OFFICE
INFRASTRUCTURE
AND SUPPORT
AIRLINE
CONNECTIVITY
PRODUCTS &
SERVICES
DEVELOPMENT
GOGOAIR.COM   |   12

gogo	Panasonic	Global Eagle Row 44	onair	ViaSat	THALES LiveTV
				✓					
				✓	✓		✓		
				✓					
				✓					
				✓	✓	✓			
								✓	✓

gogo

GOGOAIR.COM   |   13
SUPERIOR TECHNOLOGY AND ROADMAP
Technology Region
Peak
Speed
Key Attributes
Iridium
Global 2.4 Kbps
- Primarily telecom service
- Low data speeds
- Satellite
SwiftBroadband
Global 432 Kbps
- Low data speeds
- Satellite
Air-to-Ground
(EvDo Rev A) Regional 3.1 Mbps
- Overnight install
- Suits all aircraft types
Air-to-Ground 4
(EvDo Rev B)
Regional 9.8 Mbps
-Triples the peak speed
- More reliable than ATG
- Overnight install
Ku Band
Global 50 Mbps
- Global coverage
- Multiple suppliers
- Available today
Ka Band
Global 50 Mbps
- High data speeds
- Spot beam
- Next Generation
Expected
2015
Launch
Expected
2015
Launch
(Regional) (Regional)
Ground-to-Orbit
(Hybrid)
Regional 70 Mbps+
- More spectrally efficient
- Lower profile
- More robust & reliable
Expected
2015
Launch
2Ku
Global 70 Mbps+
- More spectrally efficient
- Lower profile
- More robust & reliable
Expected
2015
Launch

GOGOAIR.COM   |   14
RECENT DEVELOPMENTS –
EXTENDING OUR TECHNOLOGY LEAD
Revolutionary 2Ku and GTO connectivity systems announced
Strong results from ATG-4 upgrade program
Global Ku satellite network established, Ku aircraft flying
7 Ku STC’s obtained, more underway
Boeing line-fit program underway
Launched Delta Studio with Delta Air Lines
Certified Gogo Vision standalone system
Developed  ACPU2 - next generation airborne server
Launched next generation Iridium satellite
communication solution by BA
Announced Future Air Navigation System (FANS)
over Iridium solutions and SwiftBroadband airtime service plans

GOGOAIR.COM | 15 DELIVER EXCELLENT RELIABILITY 60+ million sessions 8,000+ flights per day 98% + ATG End-to-End System Availability

GOGOAIR.COM   |   16
FLEXIBLE BUSINESS MODEL
Gogo
Per session to the
passenger
% of revenue, paid by
Gogo to airline
Included
Airline
Per megabyte to the
airline
No revenue share
between parties
Charged per service
to airline
TURNKEY MODEL
AIRLINE DIRECTED
MODEL
Passenger Interaction
Pricing
Revenue Share
Back-end Services

GOGOAIR.COM   |   17
FORMULA FOR REVENUE GROWTH:
REVENUE  =  AIRCRAFT  X  ARPA
TODAY
North America
In-Flight Connectivity
Global
In-Flight Connectivity
Gogo Vision
Gogo Text Messaging
Gogo Operations-Oriented
Communications Services
TOMORROW
INCREASE
AIRCRAFT
INCREASE
ARPA
$
Business Passengers
All Passengers
Advertising, eCommerce partners
Aircraft Operators

GOGOAIR.COM | 18 FINANCIALS GOGOAIR.COM | 18

$37
$95
$160
$234
$328
$373
2009
2010
2011
2012
2013
2014 Q2 LTM

($89)
($45)
($1)
$14
$9
$41
$8
$61
$10
2009
2010
2011
2012
2013
2014 Q2 LTM

GOGOAIR.COM   |   19
Adjusted EBITDA*
($M)
GROWING REVENUE DRIVES PROFITABILITY
$49
$24
CA-ROW
Segment Loss
Revenue
($M)
73%
CAGR
* Please see reconciliation of Adjusted EBITDA in appendix.
$71
Note: Minor differences exist due to rounding.
GOGOAIR.COM   |   19

130%
48%
51%
52%
45%
39%
2009
2012
2013
2014 Q2 LTM

59%
15%
15%
15%
2009
2012
2013
2014 Q2 LTM

77%
21%
21%
20%
2009
2012
2013
2014 Q2 LTM

77%
11%
9%
9%
2009
2012
2013
2014 Q2 LTM

GOGOAIR.COM   |   20
Consolidated COGS
Consolidated COGS excl. CA-ROW
Consolidated COGS  excl. CA-ROW and
assuming no change to Rev Share %
(1)
PROVEN OPERATING LEVERAGE
Cost of Goods Sold
(% of revenue)
Engineering, Design
& Development
(% of revenue)
General &
Administrative
(% of revenue)
Sales &
Marketing
(% of revenue)
(1) Revenue share percentage earned by our airline partners was 11.6% or $9.7 million for the year ended December 31, 2011, 18.5% or $24.5 million for the year ended December 31, 2012, 20.9% or $41.1 million for the year ended
December 31, 2013, and 20.9% or $46.5 million for the twelve months ended June 30, 2014.  The line footnoted above represents Cost of Goods Sold as Percentage of Revenue using the average revenue share percentage earned by our airline partners during the year ended December 31, 2011 for all subsequent years.  We expect the revenue share percentages under certain of our connectivity agreements to increase in future periods due to the occurrence of contractually stipulated triggering events that have yet to occur. We currently estimate that such increases will amount to approximately 2% of the CA-NA segment’s service revenue.
2011
GOGOAIR.COM   |   20

$29
$50
$37
$62
2013 Q2
2014 Q2

$3
$6
$10
$15
($9)
($19)
$4
$3

GOGOAIR.COM   |   21
Q2 FINANCIAL RESULTS DEMONSTRATE SCALEABILITY
$100
$79
2013 Q2 2014 Q2
Note: Minor differences exist due to rounding.
CA-NA BA CA-ROW
CA-NA                  BA             CA-ROW          Total
25%
Revenue
($M)
Segment Profit
($M)
GOGOAIR.COM   |   21

GOGOAIR.COM   |   22
OUR SEGMENTS ARE IN DIFFERENT PHASES
Strong revenue growth
Strong segment profitability and FCF
Strong revenue growth
Segment profitability
Start-up phase
Focusing on signing airlines and
investing for growth
BA:
CA-NA:
CA-ROW:
GOGOAIR.COM   |   22

49
1,455
2,047
2,415
2009
2012
2013
2014 Q2
$6
$34
$52
$62
2009
2012
2013
2014 Q2 LTM
$3
$36
$51
$63
2009
2012
2013
2014 Q2 LTM

GOGOAIR.COM   |   23
BA HIGH-MARGIN SERVICE REVENUE DRIVES SEGMENT
PROFITABILITY AND CASH FLOW
ATG Aircraft Online
(1)
Note: Minor differences exist due to rounding.
Service Revenue
($M)
Segment Profit
($M)
(1)
End of period.
49x
Increase
107%
CAGR
69%
CAGR
GOGOAIR.COM   |   23

692
1,811
2,032
2,058
2009
2012
2013
2014 Q2

$24
$84
$101
$120
2009
2012
2013
2014 Q2

$11
$134
$199
$225
2009
2012
2013
2014 Q2
LTM

GOGOAIR.COM   |   24
CA NORTH AMERICA INCREASE IN AIRCRAFT ONLINE
AND REVENUE PER AIRCRAFT DRIVE REVENUE GROWTH
Aircraft Online
(1)
Note: Minor differences exist due to rounding.
~3x
Increase
Annualized ARPA
($ ‘000s)
Revenue
($M)
~5x
Increase
107%
CAGR
(1)
End of period.
GOGOAIR.COM   |   24

59%
56%
52%
50%
41%
2011
2012
2013
2014
Q2 LTM

71%
52%
47%
44%
2011
2012
2013
2014
Q2 LTM

13%
4%
-1%
-9%
-30%
2011
2012
2013
2014
Q2 LTM

GOGOAIR.COM   |   25
Assuming constant
revenue share %
(1)
CA NORTH AMERICA SEGMENT DEMONSTRATES
SIGNIFICANT OPERATING LEVERAGE
Cost of Goods Sold
(% of Revenue)
Segment Profit
(% of Revenue)
Other Operating Expenses
Excluding D&A
(% of Revenue)
Assuming constant
revenue share %
(1)
(1) Revenue share percentage earned by our airline partners was 11.6% or $9.7 million for the year ended December 31, 2011, 18.5% or $24.5 million for the year ended December 31, 2012, 20.9% or $41.1  million for the year ended
December 31, 2013, and 20.9% or $46.5 million for the twelve months ended June 30, 2014.  The line footnoted above represents Cost of Goods Sold as Percentage of Revenue using the average revenue share percentage earned by our airline partners during the year ended December 31, 2011 for all subsequent years.  We expect the revenue share percentages under certain of our connectivity agreements to increase in future periods due to the occurrence of contractually stipulated triggering events that have yet to occur. We currently estimate that such increases will amount to approximately 2% of the CA-NA segment’s service revenue.
GOGOAIR.COM   |   25

GOGOAIR.COM   |   26
2012 – Announced international expansion
2013 – Established global Ku network, began
development of industry leading technology
solutions
2014 – announced industry leading 2Ku, first
Ku equipped aircraft flying, multiple STCs
received
In-flight connectivity service launched on
Delta & Japan Airlines
19 connected aircraft in service at end of
Q2 ‘14
CA REST OF WORLD INVESTMENT
POSITIONS FOR FUTURE GROWTH
CA-ROW Segment Loss
($M)
GOGOAIR.COM   |   26

$77
$77
$79
$58
$121
$104
$124
$104
2009
2012
2013
2014 Q2 LTM

GOGOAIR.COM   |   27
EVOLVING CAPEX MODEL
(1) Cash CAPEX represents capital expenditures net of airborne equipment proceeds received from the airlines.
Gross CapEx Cash CapEx
(1)
TRANSITION
N
E
T
W
O
R
K
I
N
S
T
A
L
L
GOGO
RENTS
GOGO
PAYS
AIRLINE
PAYS
GOGO
BUILDS
Capital Expenditures
($M)
GOGOAIR.COM   |   27

GOGOAIR.COM   |   28
GOGO FIVE POINT STRATEGY
TO INCREASE SHAREHOLDER VALUE
Gain global share
1
Grow ARPA in CA-NA
2
Evolve technology roadmap to address
market needs
3
Accelerate BA growth
4
Deliver consistent execution
5

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL. GOGOAIR.COM | 29 APPENDIX

GOGOAIR.COM   |   30
RECONCILIATION OF ADJUSTED EBITDA ($MM)
Note: Minor differences exist due to rounding
2009 2010 2011 2012 2013 2014 Q1 2014 Q2
Net Income
(142) (140) (18) (96) (146) (17) (19)
Interest Income
(0) (0) (0) (0) (0) (0) (0)
Interest Expense
30 – 1 9  29 7 7
Income Tax Provision
– 3  1  1  1 0 0
Depreciation & Amortization
22 31  33  37  56 16 15
EBITDA
(91) (106) 16 (49) (60) 6 4
Fair Value Derivative Adjustments
– 33 (59)  (10)  36 - -
Class A and Class B Senior
Convertible Preferred Stock Return
– 18  31  52 29 - -
Accretion of Preferred Stock
– 9  10  10  5 - -
Stock-based Compensation Expense
1 2 2 4 6 2 2
Loss on Extinguishment of Debt
2 – – – – - -
Write Off of Deferred Equity Financing
Costs
– – – 5 – - -
Amortization of Deferred Airborne
Lease Incentives
– (1) (1) (4) (8) (3) (3)
Adjusted EBITDA
(89) (45) (1) 9  8 5 3
GOGOAIR.COM   |   30

GOGOAIR.COM   |   31
RECONCILIATION OF CASH CAPEX ($MM)
2009 2010 2011 2012 2013 2014 Q1 2014 Q2
Purchases of Property
and Equipment
(69) (33) (33) (67) (105) (32) (28)
Acquisition of Intangible
Assets (Capitalized
Software)
(8) (7) (10) (12) (16) (4) (5)
Gross CapEx (77) (40) (43) (79) (121) (36) (33)
Change in Deferred
Airborne Lease
Incentives
– 9 11 18 9 5 3
Amortization of Deferred
Airborne Lease
Incentives
– 1 1 4 8 3 3
Cash CapEx (77) (30) (31) (58) (104) (29) (27)
Note: Minor differences exist due to rounding
GOGOAIR.COM   |   31